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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 2001


                         ADAPTIVE BROADBAND CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)


          000-07428                                      94-1668412
     (Commission File No.)                    (IRS Employer Identification No.)



                          2055 GATEWAY PLACE, SUITE 400
                           SAN JOSE, CALIFORNIA 95110
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 451-3940



                            ________________________

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Item 5.    Other Events.

         At a hearing held on October 10, 2001 regarding Adaptive Broadband Corporation, Debtor and Debtor in Possession ("Debtor"), the U.S. Bankruptcy Court, Northern District of California, San Jose Division entered an order (the "Order") authorizing, among other things, Debtor's (1) sale of assets free and clear of liens, claims, and interests of others and allocation of sale proceeds;
(2) assumption and assignment of certain executory contracts and leases; and (3) termination of certain contracts, all as more particularly described in the Order.

         Copies of the Order may be obtained upon written request to Pachulski, Stang, Ziehl, Young & Jones P.C., Attn: David M. Bertenthal, Esq., Three Embarcadero Center, Suite 1020, San Francisco, California 94111; Facsimile No.:
(415) 263-7010.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           Adaptive Broadband Corporation


Dated:   October 15, 2001                  By:  /s/ Daniel L. Scharre
                                              ----------------------------------
                                              Daniel L. Scharre
                                              Chairman, President and
                                              Chief Executive Officer